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                                                                   EXHIBIT 10.33

                          PLEDGE AND SECURITY AGREEMENT


        THIS PLEDGE AND SECURITY AGREEMENT ("Agreement"), dated January 31, 2000, is made by and between BIKERS DREAM, INC. ("Pledgor"), a California corporation ("Borrower") and FINOVA MEZZANINE CAPITAL INC. ("Lender"), a Tennessee corporation, with its principal office and place of business in Nashville, Tennessee.


                                    RECITALS:


        WHEREAS, Lender has previously made a term loan to Pledgor and Ultra Motorcycle Company ("UMC"), a Nevada corporation, formerly known as Ultra Acquisition Corporation (Pledgor and UMC are hereinafter referred to collectively as the "Borrowers") in the original principal amount of Four Million Five Hundred Thousand and No/100ths Dollars ($4,500,000.00) on the terms and conditions set forth in that certain Loan Agreement dated June 22, 1998, by and between Lender and Borrowers (the "Loan") (the Loan Agreement as now or hereafter amended, is hereinafter referred to as the "Loan Agreement");

        WHEREAS, Lender has agreed to amend the Loan Agreement on certain terms and conditions; and

        WHEREAS, one condition to Lender's agreement is that Lender must be provided a first priority perfected security interest in certain stock owned by Pledgor;

                                   AGREEMENT:

        NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Pledgor and Lender hereby agree as follows:


        1. Pledge. As collateral security for the payment and performance in full of the Obligations (as defined in section 2 hereof), Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Lender, and hereby grants to Lender a security interest in, the collateral described in
Schedule 1 hereto, together with the proceeds thereof and all cash, additional securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution for any and all such pledged securities (all such pledged securities, the proceeds thereof, cash, dividends, additional securities and other property now or hereafter pledged hereunder are hereinafter collectively referred to as the "Pledged Securities");



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        TO HAVE AND TO HOLD the Pledged Securities, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto Lender, its successors and assigns, subject to the terms, covenants and conditions hereinafter set forth.

        Upon delivery to Lender, the Pledged Securities shall be accompanied by executed stock powers in blank and by such other instruments or documents as Lender or its counsel may reasonably request. Each delivery of certificates for such Pledged Securities shall be accompanied by a schedule showing the number of shares and the numbers of the certificates theretofore and then pledged hereunder, which schedule shall be attached hereto as Schedule 1 and made a part hereof. Each schedule so delivered shall supersede any prior schedule so delivered. In the event that additional securities of the issuers listed on
Schedule 1 are issued to Pledgor, Pledgor agrees to promptly deliver the certificates representing such securities together with stock powers endorsed in blank, to Lender as part of the collateral pledged hereunder and such securities shall constitute part of the Pledged Securities.

        2. Obligations Secured. This Agreement is made, and the security interest created hereby is granted to Lender, to secure prompt payment of the the indebtedness and obligations evidenced by the Notes (as defined in the Loan Agreement) and the Loan Agreement (the "Obligations").

        3. Representations and Warranties. Pledgor hereby represents and warrants to Lender that except as except for those restrictions and agreements, if any, that are noted on the stock certificates (a) Pledgor is the legal and equitable owner of the Pledged Securities, (b) Pledgor has the complete and unconditional authority to pledge the Pledged Securities being pledged by it, and holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature, (c) any consent or approval of any governmental body or regulatory authority, or of any other party, that was or is necessary to the validity of this pledge, has been obtained, and (d) the Pledged Securities are not subject to any limitations, restrictions, or obligations pursuant to any shareholder agreement, voting trust agreement or similar instrument other than

        4. Registration in Nominee Name. Upon the occurrence of an Event of Default under and as defined in the Loan Agreement, then, and in any such event, Lender may have such Pledged Securities registered in the name of Lender or any nominee or nominees of Lender. Pledgor hereby appoints Lender as Pledgor's attorney-in-fact for the purpose of so transferring record ownership of the Pledged Securities. The mere transfer of record ownership shall be for preservation of Lender's rights only and shall not be considered a sale or disposition of the Pledged Securities or an acquisition thereof in full or partial satisfaction of the Obligations, unless Lender specifically so provides in writing.

        5. Remedies Upon Default. Upon the occurrence of an Event of Default under and as defined in the Loan Agreement, then, and in any such event, Lender shall have all of the rights, privileges and remedies of a secured party under the Uniform Commercial Code as in effect in the



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State of Tennessee, and without limiting the foregoing, Lender may (a) collect any and all amounts payable in respect of the Pledged Securities and exercise any and all rights, privileges, options and remedies of the holder and owner thereof, and (b) sell, transfer and/or negotiate the Pledged Securities, or any part thereof, at public or private sale, for cash, upon credit or for future delivery, as Lender shall deem appropriate, including without limitation, at Lender's option, the purchase of all or any part of the Pledged Securities at any public sale by Lender. Upon consummation of any sale, Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal that Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereinafter enacted. Pledgor hereby expressly waives notice to redeem and notice of the time, place and manner of such sale.

        6. Application of Proceeds. All amounts received by Lender for Pledgor's account by exercise of its remedies hereunder shall be applied as follows:
First, to the payment of all expenses incurred by Lender in exercising its rights hereunder, including reasonable attorney's fees, and any other expenses due Lender from Pledgor; Second, to the payment of all interest included in the Obligations, in such order as Lender may elect; Third, to the payment of all principal included in the Obligations, in such order as Lender may elect; and Fourth, surplus to Pledgor.

        7. Reimbursement of Lender. Pledgor agrees to reimburse Lender, upon demand, for all expenses, including without limitation reasonable attorneys' fees, incurred by it in connection with the administration and enforcement of this Agreement, and agrees to indemnify Lender and hold it harmless from and against any and all liability incurred by it hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of Lender.

        8. No Waiver. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies are cumulative and are not exclusive of any other remedies provided by law.

        9. Limitation of Lender Liability. Except in the case of their wilful misconduct or gross negligence, neither Lender nor its officers, employees, agents, representatives or nominees shall be liable for any loss incurred by Pledgor arising out of any act or omission of Lender, its officers, employees, agents, representatives or nominees, with respect to the care, custody or preservation of the Pledged Securities.



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        10. Return of Pledged Securities. The Pledged Securities shall be returned to Pledgor when (i) Lender acknowledges in writing the payment of the Obligations and (ii) Lender has no further obligation to extend credit to be included in the Obligations. The return of the Pledged Securities shall be without recourse against Lender and shall be effected without any representation or warranty on Lender's part, notwithstanding any provision of the Uniform Commercial Code or other law that might otherwise imply or require representations or warranties as to title or other matters.

        11. Binding Agreement. This Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and to all holders of the Obligations and their respective successors and assigns.

        12. Governing Law; Amendments. This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of Tennessee applicable to contracts to be wholly performed in such state. This Agreement may not be amended or modified, nor may any of the Pledged Securities be released except in a writing signed by the parties hereto. Time is of the essence with respect to the obligations of Pledgor pursuant to this Agreement.

        13. Further Assurances. Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Lender may at any time request in connection with the administration and enforcement of this Agreement or relative to the Pledged Securities or any part thereof or in order to better assure and confirm unto Lender its rights and remedies hereunder.

        14. Headings. Section numbers and headings used herein are for convenience only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

        15. Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

        15. Voting. As long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise all voting and consensual powers with respect to the Pledged Securities. Immediately and without further notice to the Pledgor, upon the occurrence of any Event of Default, Lender shall have the right, at its election, to exercise all voting and consensual rights with respect to the Pledged Securities, and the Pledgor shall exercise and deliver to Lender such proxies as shall be necessary to permit Lender's exercise of such voting and consensual rights.

        16. Consent to Jurisdiction; Exclusive Venue. Pledgor hereby irrevocably consents to the Jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to



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which Lender may be a party and which concerns this Agreement or the
Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Lender agrees to the contrary in writing.

        17. Waiver of Trial by Jury. LENDER AND PLEDGOR HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.



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        IN WITNESS WHEREOF, Pledgor and Lender have executed this Agreement, or have caused this Agreement to be duly executed by a duly authorized officer, all as of the day first above written.

                                            PLEDGOR:

                                            BIKERS DREAM, INC.,
WITNESS:                                    a California corporation

/s/ Christina Lycoyannis                    By: /s/ H. Rosenman
---------------------------------              ---------------------------------
                                            Title: CEO
                                                  ------------------------------


                                            LENDER:

                                            FINOVA MEZZANINE CAPITAL INC.,
                                            a Tennessee corporation

                                            By: /s/ Lonald J. Barrickman
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------

        The undersigned hereby acknowledges and confirms that the necessary changes and registrations on the books of the undersigned have been made to reflect the pledge of the Pledged Securities under the Pledge Agreement. In particular, the undersigned acknowledges and confirms that Lender has been designated as the only registered pledgee of the Pledged Securities.

                                            V-TWIN HOLDINGS, INC

                                            By: /s/ Richard  Paone
                                               ---------------------------------
                                            Title:  President
                                                  ------------------------------



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                                   SCHEDULE 1

                               PLEDGED SECURITIES


                        No. of
Issuer                  Shares              Class           Certificate Nos.
------                  ------              -----           ----------------





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                                   STOCK POWER

        FOR VALUE RECEIVED, the undersigned does hereby assign and transfer unto _____________________ the capital stock owned by the undersigned in V-Twin Holdings, Inc., a District of Columbia corporation (the "Company") standing in the name of the undersigned on the books of the Company, now or hereafter owned by the undersigned and does hereby irrevocably constitute and appoint ______________ as attorney-in-fact for the undersigned to transfer said stock on the books of the Company with full power of substitution in the premises.

        Dated this ______ day of January, 2000.


                                            /s/ H. Rosenman
                                            ------------------------------------
                                            Bikers Dream, Inc.



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                                IRREVOCABLE PROXY

                              ______________, 2000

FINOVA Mezzanine Capital Inc.
500 Church Street
Suite 200
Nashville, TN 37219

Ladies and Gentlemen:

        Reference is made to that certain Pledge and Security Agreement (the "Pledge Agreement"), of even date herewith, between the undersigned ("Pledgor") and FINOVA Mezzanine Capital Inc. ("Lender") pursuant to which Pledgor has pledged to you _______ shares (the "Shares") in V-Twin Holdings, Inc. ("Issuer") as security for obligations of Pledgor and Ultra Motorcycle Company ("UMC"), a Nevada corporation (Pledgor and UMC are hereinafter referred to collectively as the "Borrowers") to Lender under that certain Loan Agreement, of even date herewith, between Lender and Borrowers (the "Loan Agreement"). Defined terms used herein which are not otherwise defined shall have the meaning set forth in the Loan Agreement.

        At all times after the occurrence and during the continuance of an Event of Default, the undersigned hereby irrevocably appoints Lender as attorney and proxy, with full power of substitution, to vote or express written consent or dissent in such manner as such attorney and proxy, or its substitute, shall, in its sole discretion, deem proper and otherwise act (including pursuant to any action taken by the shareholders of Issuer in writing without a meeting) with respect to all of the Shares which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of Issuer, or pursuant to written action taken in lieu of any such meeting or otherwise.

        THIS PROXY IS IRREVOCABLE, IS COUPLED WITH AN INTEREST SUFFICIENT IN LAW TO SUPPORT AN IRREVOCABLE PROXY UNTIL ALL THE INDEBTEDNESS AND OBLIGATIONS EVIDENCED BY THE NOTES AND THE LOAN AGREEMENT HAVE BEEN PAID IN FULL and is granted in consideration of and as an inducement to cause Lender to enter into the transactions contemplated by the Pledge Agreement and the Loan Agreement. This proxy shall revoke any other proxy granted by Pledgor at any time with respect to the Shares and no subsequent proxies will be given with respect thereto by Pledgor. In addition, if subsequent to the date hereof and after the occurrence and during the continuance of an Event of Default under the Loan Agreement, Pledgor is entitled to vote the Shares for any purpose, Pledgor shall take all actions necessary to vote the Shares pursuant to instructions received from Lender.



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        This irrevocable proxy shall continue in full force and effect until all
Obligations have been fully and indefeasibly paid and/or satisfied, at which time all rights under this proxy shall immediately terminate without further action of any kind.

                                            BIKERS DREAM, INC.

                                            /s/ H.  Rosenman
                                            ------------------------------------
                                            Herm Rosenman, President and CEO.